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                                                                   Exhibit 10.44



April 1, 1998


Mark D. Thompson
682 Laurel Ridge Drive
Gahanna, Ohio 43230

Re:  Employment Agreement dated as of April 1, 1996, as amended

Dear Mark:

Reference is made to the above captioned Employment Agreement between yourself and Lexford Residential Trust, as successor by merger to Lexford, Inc. f/k/a Cardinal Realty Services, Inc., as amended as of April 18, 1996, and January 1, 1997 (the "Employment Agreement"). The Compensation Committee of the Board of Trustees of Lexford Residential Trust (the "Company") has authorized the Company to enter into a renewal term of the Employment Agreement covering the period from April 1, 1998, through and including March 31, 1999.

Your signature below will evidence your agreement to the renewal term and, as so renewed, the Employment Agreement will remain in full force and effect.


Very truly yours,

LEXFORD RESIDENTIAL TRUST

By:  /s/ BRADLEY A. VAN AUKEN
     -----------------------------
     Bradley A. Van Auken
     Senior Vice President



     ACKNOWLEDGED AND AGREED

     /s/ MARK D. THOMPSON
     -----------------------------
     Mark D. Thompson